August 16, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 033-70814-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2004

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                           033-70814-01               13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1, and 2 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 7/31/2004

EX-2	      Distribution Financial Services Floorplan Master Trust
            Distribution Date Statement Series 2000-2
            Reporting for period ending 7/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller



EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         8/16/2004
Collection Period Ending                  7/31/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        2,891,926,033
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,877,466,402

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         169,260
 5 SAU 1-30 Office                                      11,678,753
 6 Total                                                11,848,013
 7 Trust Receivables                                 2,891,926,033
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                21,689,445
10 Amount in Excess                                              0

11 NSF 30+                                                 531,719
12 SAU 30+                                               2,293,270
                                                         2,824,989

Overconcentrations
13 End of month Pool Balance                         2,877,466,402
                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    575,493,280    42,093,806        0

15 Asset Based Receivables                      20%    575,493,280   220,267,936        0

16 Dealer concentration top 8                  2.5%     71,936,660    86,849,790 14,913,13

17 Dealer concentration Other                    2%     57,549,328    31,480,895        0

18 Manufacturer Concentration Top 3             15%    431,619,960   300,320,462        0

19 Manufacturer Concentration Other             10%    287,746,640    97,836,383        0

20 Product Line Concentration:

21 CE & Appl                                    25%    719,366,601   100,474,890        0

22 MIS                                          25%    719,366,601   318,548,280        0

23 Motorcycle                                   25%    719,366,601   394,867,568        0

24 Marine                                       35%  1,007,113,241   608,083,160        0

25 RV                                           35%  1,007,113,241   876,195,652        0

26 Music                                        25%    719,366,601    57,677,012        0

27 Industrial Equipment                         25%    719,366,601   143,440,976        0

28 A/R                                          25%    719,366,601   262,361,741        0

29 Snowmobiles                                  25%    719,366,601             0        0

30 Other                                        25%    719,366,601   130,276,752        0

31 Delayed Funding Receivables                                       261,454,491

                                       5/31/2004      6/30/2004      7/31/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          -0.07%         -0.07%         0.32%         0.06%
33 Payment Rate                          38.26%         44.06%         44.47%       42.26%

Net Receivable Rate - Current Month
34 Interest                                   5.31%
35 Discount                                   2.67%
36 Total                                      7.98%
37 Less Servicing                            -2.00%
38 Remaining                                  5.98%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             07/31/04
Collection Period       07/01/04 07/31/04
Determination Date      08/12/04
Distribution Date       08/16/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     06/30/04  3,008,905,477
2 Plus: Account Additions         07/01/04              -
3 Beginning of month
  Principal
  Receivables                     07/01/04  3,008,905,477
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         07/01/04  2,993,860,950
6 Beginning of month Dealer
  Overconcentrations              07/01/04     21,786,014
  Beginning of month
7 Unconcentrated
  Pool Balance                    07/01/04  2,972,074,936

8 End of month Principal
  Receivables                     07/31/04  2,891,926,033
9 Discount Factor                                0.50%
10End of mo Pool Balance          07/31/04  2,877,466,402
11End of month Dealer
  Overconcentrations              07/31/04     14,913,130
12End of month
  Unconcentrated Pool
  Balance                         07/31/04  2,862,553,272
13Overconcentrated %              07/31/04       0.52%
14Unconcentrated %                07/31/04      99.48%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 07/01/04                    21,786,014     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           07/01/04                       0.67%          15.37%          14.68%         0.46%        0.23%
17End of month Invested
  Amount                          07/31/04                    14,913,130     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           08/16/04                             -               -               -             -            -
19Balance                         08/16/04                    14,913,130     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     08/16/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            07/15/04              -
22Determination Date
  Deposit                         08/16/04              -
  Distribution Date
23Disbursement                    08/16/04              -
  Excess Funding Account
24Balance                         08/16/04              -

Reserve Fund
25Required Amount                 08/16/04                                    17,500,000
26Beginning Balance               07/15/04                                    17,500,000
27Deposits              07/15/04  08/16/04                                        16,525
28Disbursements         07/15/04  08/16/04                                        16,525
29Ending Balance                  08/16/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      07/31/04                       0.50%          16.82%          16.07%         0.50%        0.25%
31Floating Allocation
  Percentage                      07/31/04                       0.50%          16.82%          16.07%         0.50%        0.25%

32Principal Collections 07/01/04  07/31/04  1,337,933,117        257,366
33Nonprincipal Collectio07/01/04  07/31/04     20,028,601          1,287
34Total Collections     07/01/04  07/31/04  1,357,961,718        258,653

Defaults
35Defaulted Amount      07/01/04  07/31/04        772,125
36Investor Default Amoun07/01/04  07/31/04                             -         129,896         124,051         3,897        1,948

Interest
37Monthly Interest                08/16/04                             -         733,377         691,844        25,333       16,200
38Interest Shortfall              08/16/04                             -               -               -             -            -
39Additional Interest             08/16/04                             -               -               -             -            -
40Total                           08/16/04                             -         733,377         691,844        25,333       16,200

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               07/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         07/01/04  07/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         08/16/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio07/01/04  07/31/04     20,028,601          1,287
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               07/01/04  07/31/04        996,493
47Floating Allocation
  Percentage                                                     0.50%          16.82%          16.07%         0.50%        0.25%
48Investor Nonprincipal
  Collections           07/01/04  07/31/04                         1,287       3,369,464       3,217,838       101,084       50,542
49Investor portion of
  Servicer Advance
  Less Reimbursement    07/01/04  07/31/04                             -         167,643         160,099         5,029        2,515
50Plus:  Investment Proc07/01/04  07/31/04                             -          18,904
51Less:
52Monthly Interest                08/16/04                             -         733,377         691,844        25,333       16,200
53Prior Monthly Interest          08/16/04                             -               -               -             -            -
54Additional Interest             08/16/04                             -               -               -             -            -
55Reserve Fund Deposit            08/16/04                             -               -               -             -            -
56Default Amount        07/01/04  07/31/04                             -         129,896         124,051         3,897        1,948
57Charge-Offs           07/01/04  07/31/04                             -               -               -             -            -
58Monthly Servicing Fee           08/16/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               08/16/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          08/16/04                             -               -               -             -            -
61Yield Supplement Dep.           08/16/04                             -               -
62Balance:  Excess Servi07/01/04  07/31/04                      1,287.00    1,859,405.00

Collection Account
63Beginning Balance               07/15/04                                             -
64Deposits              07/15/04  08/16/04                                       901,020
65Disbursements         07/15/04  08/16/04                                       901,020
66Ending Balance                  08/16/04                                             -

Interest Funding Account
67Beginning Balance               07/15/04                                             -
68Deposits              07/15/04  08/16/04                                       733,396
69Disbursements         07/15/04  08/16/04                                       733,396
70Ending Balance                  08/16/04                                           -

Principal Funding Account
71Beginning Balance               07/15/04                                             -
72Deposits              07/15/04  08/16/04                                             -
73Disbursements         07/15/04  08/16/04                                             -
74Ending Balance                  08/16/04                                             -

Yield Supplement Account
75Required Amount                 08/16/04                                     2,500,000
76Beginning balance               07/15/04                                     2,500,000
77Deposit               07/15/04  08/16/04                                         2,361
78Disbursements         07/15/04  08/16/04                                         2,361
79Ending balance                  08/16/04                                     2,500,000

80Total Amount Distributed        08/16/04        733,377

Interest Rate for the Next Period
81One-month LIBOR        8/16/04  09/15/04          1.60000%
82Net Receivables Rate            07/31/04          5.98205%
